©2009 ADS Alliance Data Systems, Inc. Alliance Data NYSE:ADS Q1 2009 Exhibit 99.1

Q1 2009 ADS Roadshow 2
©2009 ADS Alliance Data Systems, Inc.
Alliance Data:  A Unique Business Model
•
Highly sophisticated transaction-based programs are measurable, trackable and allow for micro-segmentation of clients’ customers.
•
Drives high, measurable ROIs for our clients and displaces
traditional marketing channels; a $670 billion market.
•
Comprehensive nature of our programs cuts across many traditional industries.
Largest and Most Comprehensive Provider of Transaction-
based Marketing and Loyalty Solutions
Very “sticky” programs:  recession resistant and resilient pricing power
• Multi-channel marketing strategy
• Data products
• Database design and build
• Analytics
• Permission-based email
• Customer care
• Processing
• Credit

Q1 2009 ADS Roadshow 3
©2009 ADS Alliance Data Systems, Inc.
Growth & Shift In Operating EBITDA (Op. Cash Flow)
Loyalty/Epsilon/Private Label Services 56% 70%
Private Label  Credit 44% 30%
20% CAGR
2005 2009
$352MM $720MM
Loyalty
Epsilon
PL Services
PL Credit
44%
24%
9%
23%
30%
35%
20%
15%

Q1 2009 ADS Roadshow 4
©2009 ADS Alliance Data Systems, Inc.
Loyalty Services Canada AIR MILES
®
Reward Program
(constant currency basis)
(1)  “Key driver (reward miles issued) had lowest growth ever in Q4”
• Not true:  2001 & 2002 had lower quarters (see chart)
(2)  “Q4 is the start of a trend”
• Not true – there has never been a quarterly trend

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AllianceData

Q1 2009 ADS Roadshow 5
©2009 ADS Alliance Data Systems, Inc.
Year over Year % Change in Reward Miles Issued
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
24.0%
2001 2002 2003 2004 2005 2006 2007 2008
Sequential % Change in Reward Miles Issued
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
2001 2002 2003 2004 2005 2006 2007 2008
Loyalty Services Canada AIR MILES
®
Reward Program

Q1 2009 ADS Roadshow 6
©2009 ADS Alliance Data Systems, Inc.
(3) “Weak issuance, if continued, will decimate this year”
•
Not true
•
2001 & 2002:  Revs & Adjusted EBITDA grew 18% & 20% annually
•
Issuance does not drive current year earnings
- Deferred and recognized over time
- Note $1 Billion on balance sheet
- Free cash flow $40MM > reported Adjusted EBITDA
Loyalty Services Canada AIR MILES
®
Reward Program
(constant currency basis)

Q1 2009 ADS Roadshow 7
©2009 ADS Alliance Data Systems, Inc.
(4) Recession will cause massive redemptions and destroy cash flow
•
Not true
•
Redemptions are paid from a Trust account with money already set aside
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Redemptions therefore don’t impact cash flow
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Finally, Canadians are savers – no material change in redemptions
(5)  Guidance (constant currency):
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Mid-teens topline, high teens Adjusted EBITDA (100% organic)
•
Reward Miles issued: single-digits; miles redeemed: teens
Loyalty Services Canada AIR MILES
®
Reward Program
(constant currency basis)

Q1 2009 ADS Roadshow 8
©2009 ADS Alliance Data Systems, Inc.
Epsilon Marketing Services
(6) “Q4 was flat.  Pressure on marketing budgets will cause big declines in 2009 performance”
•
Not true –
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Majority of business (database, analytics, digital) tied to massive multi-year loyalty programs
- very stable – double-digit growth
•
Remaining business (primarily Abacus)
- gaining wallet share, but
- client bankruptcies offsetting gains
(7)  Guidance
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Choppy quarters
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7% topline & Adjusted EBITDA full year

Q1 2009 ADS Roadshow 9
©2009 ADS Alliance Data Systems, Inc.
Private Label Credit Services
(8)  Credit Losses:
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Typically, run about 100-120bps above unemployment
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Initially set losses at  8.8%
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Using high-end of Fed’s latest numbers
Dec. End ’09 Avg.       Losses
7.2%                   8.8%                     8%           9.2%
•
40bps increase = ($17MM) hit =  3% of cash earnings
•
Jan: 8.9%; Feb. currently tracking stable to Jan.
(9)  “Credit Losses will skyrocket”
•
Not true:  portfolio growth:  6% Dec, 9% Jan, 10% Feb
•
Strong growth due to our model; different from bankcard companies (shrinking)
•
Strong growth allows loss rates to be dampened (“denominator effect”)
•
Expect slow manageable creep up through the year

Q1 2009 ADS Roadshow 10
©2009 ADS Alliance Data Systems, Inc.
Private Label Credit Services
(10)  “Higher credit loss rates will crush earnings”
•
Mitigants:
(+) Strong portfolio growth
(+) Stable to increasing gross yields
(+) Lower funding costs
• LIBOR is low, but spreads can come in
• FDIC insured CDs – huge liquid market
• Government announces launch of TALF (term ABS)
• First deals to close end of March

Q1 2009 ADS Roadshow 11
©2009 ADS Alliance Data Systems, Inc.
Private Label Credit Services
(11)
“Cramdown” Mortgage Legislation
•
Minimal, if any, impact
•
Our small credit lines ($700) and lack of general utility
(12)
Guidance
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Mitigants will largely offset higher credit losses
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No material I/O strip hit
(+) Growth (off balance sheet moderate), yield, funding (spreads), life
•
Clarification in 10-K:  ’07 & ’08 yield assumptions similar
(but, 10-K shows ’07 net; ’08 gross)
(–) Credit Losses

Q1 2009 ADS Roadshow 12
©2009 ADS Alliance Data Systems, Inc.
Etc., Etc.
(13)  “Recent organization change complete surprise.”
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Board started the process a few years ago
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Chairman & CEO:  12 years on the job
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Remaining as Exec. Chairman (i.e., executive officer)
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Focusing daily on top 500 leaders (out of 7,000 employees)
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“The New Guy”
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Been joined at the hip to the former CEO for the last 11 years
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Timing is never perfect, but this is seamless
(14)  Future?
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Currently tracking to guidance, but also:
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Investing in growth initiatives for 2010 and beyond
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Loyalty Services & Epsilon Marketing Services

Q1 2009 ADS Roadshow 13
©2009 ADS Alliance Data Systems, Inc.
(15)
2009 Guidance
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Revenues: $2,150MM
•
Operating EBITDA: $   720MM
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Adjusted EBITDA: $   680MM
•
Cash EPS: $5.15 - $5.20 17% – 18%
•
Free Cash Flow /share $5.75 (20% yield)
•
Q1 Cash EPS $1.10
-Includes $10MM Adjusted EBITDA hit for FX; or 10¢ drag on Cash EPS
-Q1 toughest FX comp (Cash EPS drag: Q2: (9¢), Q3 (6¢), Q4 (0))
-Reported  10% growth in Cash EPS
-Constant currency growth:  20% in Cash EPS for Q1
-FY constant currency growth:  23% in Cash EPS

Q1 2009 ADS Roadshow 14
©2009 ADS Alliance Data Systems, Inc.
2003-2009e
(in $MM, except per share)
Adjusted EBITDA
$655
2003        2004      2005         2006          2007      2008        2009e
Cash EPS
2003       2004        2005         2006          2007         2008         2009e
$1.00
$1.54
$1.99
$3.14
$3.88
$4.42
$189
$255
$321
$498
$632
$680
$5.15 - $5.20

Q1 2009 ADS Roadshow 15
©2009 ADS Alliance Data Systems, Inc.
Alliance Data’s Safe Harbor
Statement/Forward-Looking Statements
•
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange
Commission.
•
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to the termination of the proposed merger with an affiliate of The Blackstone Group, including risks and uncertainties arising from actions that the parties to the merger agreement or third parties may take in connection therewith. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
•
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's
Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

Q1 2009 ADS Roadshow 16
©2009 ADS Alliance Data Systems, Inc.
Financial Measures
•
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as adjusted EBITDA, operating EBITDA and cash earnings per share. The
Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company's reported GAAP results, provide useful information to investors regarding its performance and overall results of operations. These metrics are an integral part of the
Company's internal reporting to measure  the performance of reportable segments and the overall effectiveness of senior management. Definitions of these financial terms and reconciliations of these financial measures to comparable GAAP measures are available on the Company's website, except where, as in the case of adjusted EBITDA, operating
EBITDA and cash earnings per share, the appropriate GAAP financial measure is not available on a forward-looking basis. The financial measures presented are consistent with the Company's historical financial reporting practices, except as noted with respect to the
Company’s revised segment reporting. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.